Exhibit 10-C












                                 GPU SYSTEM COMPANIES

                     MASTER EXECUTIVES' BENEFITS PROTECTION TRUST




                   As Amended and Restated Effective August 1, 1996






                                  TABLE OF CONTENTS


          Article        Title                                     Page No.


          ARTICLE 1      Definitions                                   3

          ARTICLE 2      Establishment of the Trusts                   9

          ARTICLE 3      Contributions and Accounts                   11

          ARTICLE 4      Payments to Participants and Beneficiaries   18

          ARTICLE 5      Legal Defense Fund                           27

          ARTICLE 6      Insolvency                                   31

          ARTICLE 7      Payments to Company                          32

          ARTICLE 8      Investment Authority and Disposition
                           of Income                                  33

          ARTICLE 9      General Powers and Duties of Trustee         36

          ARTICLE 10     Taxes, Expenses, and Compensation of
                           Trustee                                    41

          ARTICLE 11     Accounting by Trustee                        43

          ARTICLE 12     Communications                               45

          ARTICLE 13     Resignation or Removal of Trustee            46

          ARTICLE 14     Amendments and Termination                   48

          ARTICLE 15     Miscellaneous                                50



          THIS TRUST AGREEMENT, Amended and Restated as of August ___,

          1996, by and between GPU, INC., a Pennsylvania corporation (the

          "Corporation"), JERSEY CENTRAL POWER & LIGHT COMPANY, a New

          Jersey corporation, METROPOLITAN EDISON COMPANY, a Pennsylvania corporation, PENNSYLVANIA ELECTRIC COMPANY, a Pennsylvania corporation, GPU SERVICE, INC., a Pennsylvania corporation, GPU









          NUCLEAR, INC., a New Jersey corporation, GPU GENERATION, INC., a

          Pennsylvania corporation ("Genco"), and GPU INTERNATIONAL, INC.,

          a Delaware Corporation (each such corporation is hereinafter referred to individually as a "Company", and all such corpora-

          tions are hereinafter referred to collectively as the "Com-

          panies"), and SUMMIT BANK (formerly UNITED JERSEY BANK), a New

          Jersey state chartered bank (hereinafter referred to as the

          "Trustee").

                                W I T N E S S E T H :

                    WHEREAS each Company has adopted one or more Plans (as

          hereinafter defined) under which it has incurred or expects to incur liability under the terms of such Plans with respect to

          Benefits (as hereinafter defined) payable to individuals

          participating in such Plans; and

                    WHEREAS, pursuant to a Trust Agreement dated as of

          September 1, 1995 between the Corporation, each of the Companies other than Genco, and the Trustee (the "Prior Agreement"), each of such Companies has established a trust (hereinafter called the

          "Trust") and has contributed to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency (as hereinafter defined)

          until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans; and

                    WHEREAS, Genco wishes to establish a Trust hereunder

          and to become a party to this Agreement and agrees to be bound by all of its terms and provisions; and










                    WHEREAS, it is the intention of the parties that each

          Trust established hereunder or under the Prior Agreement shall constitute an unfunded arrangement and shall not affect the status of each of the Plans as unfunded for purposes of those provisions of Title I of the Employment Retirement Income

          Security Act of 1974 that may apply to such Plan; and

                    WHEREAS, it is the intention of each Company to make

          contributions to its Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under its

          Plans; and

                    WHEREAS, the Trustee is not a party to any of the Plans

          and makes no representations with respect thereto; and

                    WHEREAS, the parties hereto wish to amend and restate

          the Prior Agreement to permit Genco to become a party hereto and to make certain other changes in the Prior Agreement;

                    NOW, THEREFORE, the Prior Agreement is hereby amended

          and restated to read in its entirety as follows:



                                      ARTICLE 1

                                     Definitions

                    1.1  As used herein, the following terms shall have the

          following meanings, unless the context clearly indicates a con-

          trary meaning:

                         (a) "Agreement" shall mean this instrument, as the same may be amended from time to time as permitted herein.

                         (b) "Applicable Company" shall mean, with respect
                    to any Trust established hereunder, or any Plan, the Company that established such Trust, or that has adopted or maintains such Plan.







                         (c) "Beneficiary", with respect to a Participant, shall mean the person or entity designated by such Participant under a Plan, or such other person or entity with respect to such Participant as may be designated under the terms of such Plan, to receive the Benefits, if any, payable from such Plan following such Participant's death.

                         (d) "Benefits" shall mean those amounts specified in Exhibit B that are payable under a Plan to (or with respect to) a Participant, or, upon his death, to his Beneficiary.

                         (e) "Benefit Valuation Date" shall mean the first day of each calendar year.

                         (f) "Board" shall mean the board of directors of the Corporation.

                         (g) "Change in Control" shall mean the occurrence of any of the following:

                              (1) An acquisition (other than directly from the Corporation) of any common stock of the Corporation ("Common Stock") or other voting securities of the Corporation entitled to vote generally for the election of directors (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding shares of Common Stock or the combined voting power of the Corporation's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Corporation or (ii) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Corporation (for purposes of this definition, a "Subsidiary"), (B) the Corporation or its Subsidiaries, or (C) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);











                              (2)  The individuals who, as of August 1,
                    1996, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least seventy percent (70%) of the members of the Board; provided, however, that if the election, or nomination for election by the Corporation's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Trust, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                              (3)  The consummation of:

                                   (A)  A merger, consolidation or
                    reorganization involving the Corporation, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Corporation where:

                                        (i)  the stockholders of the
                    Corporation, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                        (ii) the individuals who were
                    members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least seventy percent (70%) of the members of the board of directors of the Surviving Corporation, or a corporation, directly or indirectly, beneficially owning a majority of the Voting Securities of the Surviving Corporation, and









                                        (iii) no Person other than (w) the
                    Corporation, (x) any Subsidiary, (y) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Corporation or any Subsidiary, or (z) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or common stock of the Corporation, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                                   (B)  A complete liquidation or
                    dissolution of the Corporation; or

                                   (C)  The sale or other disposition of
                    all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary).

                         Notwithstanding the foregoing, a Change in Control
                    shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock or Voting Securities as a result of the acquisition of Common Stock or Voting Securities by the Corporation which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Common Stock or Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional shares of Common Stock or Voting Securities which increases the percentage of the then outstanding shares of Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                         (g) "Code" shall mean the Internal Revenue Code of 1986 as the same may be amended from time to time.

                         (h) "Insolvent"--A Company shall be considered "Insolvent" for purposes of this Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.










                         (i) "Participant" shall mean any person who is or may become entitled to receive Benefits under a Plan and who is included in the list of persons who are to be treated as Participants for purposes of this Agree-ment, as set forth in Exhibit A hereto.

                         (j) "Permitted Investments" shall mean direct obligations of the United States of America or agencies or instrumentalities thereof or obligations uncondition-ally and fully guaranteed as to principal and interest by the United States of America ("Obligations"), and certificates of deposit and bankers' acceptances of a bank organized and existing under the laws of the United States of America or any State thereof that has a combined capital and surplus of at least
                    $100,000,000, all having respective maturities of not more than one year when purchased. The term "Permitted Investments" shall also mean any fund or portfolio maintained by any open-end investment company regis-tered under the Investment Company Act of 1940, the assets of which are invested exclusively in Obligations, certificates of deposit and/or bankers' acceptances of the kind described in the preceding sentence including, without limitation, any such fund or portfolio for which the Trustee or any affiliate of the Trustee serves as investment adviser.

                         (k) "Present Value" shall mean, with respect to any Benefit, the single sum actuarial present value of such Benefit, as determined by an enrolled actuary on the basis of the actuarial assumptions most recently adopted by the Applicable Company for use in connection with this Agreement. Notwithstanding the foregoing, any determination of the Present Value of Benefits to be made hereunder at any time after a Change in Control or during a Threatened Change in Control Period shall be made on the basis of the actuarial assumptions that were used in determining the Present Value of such Benefits as of the most recent Benefit Valuation Date preceding the Change in Control or Threatened Change in Control Period, unless the Applicable Company has notified the Trustee in writing prior to the Change in Control or the Threatened Change in Control Period of its adoption of different actuarial assumptions for use hereunder after the Change in Control or during the Threatened Change in Control Period; provided, however, that if any Plan specifies (either expressly or by reference) the actuarial assumptions that are to be used to calculate the Benefits provided under such Plan, the actuarial assumptions so specified shall be used to determine the Present Value of Benefits under that Plan for purposes of this Agreement.









                         (l) "Plan" or "Plans" shall mean, with respect to any Company, any (or if the context requires, all) of the plans, programs or policies maintained by such Com-pany, and agreements entered into by such Company, that are included in the list set forth in Exhibit B hereto.

                         (m) "Threatened Change in Control" shall mean the occurrence of any of the following events (but no event other than the following events), except as otherwise provided below: Any Person

                              (1)  becomes the Beneficial Owner, directly
                    or indirectly, of securities of the Corporation representing fifteen percent (15%) or more of the then-outstanding Common Stock or of the combined voting power of the Corporation's then-outstanding voting securities, or

                              (2)  initiates a tender offer or exchange
                    offer to acquire securities of the Corporation representing twenty percent (20%) or more of the then-outstanding Common Stock or of the combined voting power of the Corporation's then-outstanding voting securities, or

                              (3) solicits proxies for the election within any single twelve (12)-month period of three or more directors, whose election or nomination is not approved by a majority of the Incumbent Board then serving as members of the Board, to serve on the Board.

                              Notwithstanding the foregoing, a Threatened
                    Change in Control shall not be deemed to occur pursuant to this Section 1.1(m) solely because of an acquisition or tender offer made or effected in connection with a Non-Control Acquisition.

                         (n) "Threatened Change in Control Period" shall mean the period commencing on the date on which a Threatened Change in Control has occurred and ending
                    (i) on the date on which a Change in Control has occurred, or (ii), if earlier, on whichever of the following dates is applicable:

                              (1)  in the case of a Threatened Change in
                    Control described in Section 1.1(m)(1), the date as of which any Person described in Section 1.l(m)(1) ceases to be the Beneficial Owner, directly or indirectly, of securities of the Corporation representing fifteen percent (15%) or more of the Common Stock or of the combined voting power of the Corporation's then-outstanding voting securities, or









                              (2)  in the case of a Threatened Change in
                    Control described in Section 1.l(m)(2), the date as of which the tender offer or exchange offer described in
                    Section 1.1(m)(2) is terminated without any securities described therein of the Corporation being purchased thereunder, or

                              (3)  in the case of a Threatened Change in
                    Control described in Section 1.l(m)(3), the date as of which any Person described in Section 1.1(m)(3) fails to effect the election within any single twelve
                    (12)-month period of three or more directors, whose election or nomination is not approved by a majority of the Incumbent Board then serving as members of the Board, to serve on the Board.

                         (o) "Valuation Date" shall mean the last business day of each calendar quarter.



                                      ARTICLE 2

          Establishment of the Trusts

                    2.1  Each Company hereby establishes with the Trustee,

          and the Trustee hereby accepts, a Trust consisting of such sums of money and other property acceptable to the Trustee as such

          Company shall pay or deliver to the Trustee from time to time.

          All such money and other property, all investments and reinvest-

          ments made therewith or proceeds thereof and all earnings and profits thereon, less all payments therefrom and charges thereto as authorized herein, are hereinafter referred to as the "Trust

          Fund" for such Trust.  Each Trust Fund shall be held, adminis-

          tered and disposed of by the Trustee as provided in this

          Agreement.

                    2.2  Prior to a Change in Control, each Trust estab-

          lished hereunder may be revoked, in whole or in part, by the











          Applicable Company giving to the Trustee written notice of such revocation; provided, however, that no Trust established

          hereunder may be revoked (i) at the request of a third party who has indicated an intention or taken steps to effect a Change in

          Control and who effectuates a Change in Control, (ii) in

          connection with, or in anticipation of, a Change in Control which has been threatened or proposed and which actually occurs or

          (iii) during a Threatened Change in Control Period, any such attempted revocation being null and void.  If a Trust is so revoked in its entirety, all of the assets of the Trust (after payment of any unpaid fees and expenses of the Trustee properly chargeable to such Trust) shall be transferred by the Trustee to the Applicable Company or to such other person or entity as the

          Applicable Company may direct in writing.  If a Trust is so revoked in part, the Trustee shall transfer to the Applicable

          Company such of the assets of the Trust as the Applicable Company shall have specified in its written notice to the Trustee of the partial revocation of such Trust.  Upon a Change in Control, each

          Trust shall become irrevocable.

                    2.3  Each Trust established hereunder is intended to

          constitute a "grantor trust", of which the Company is the

          grantor, within the meaning of subpart E, part I, subchapter J,

          chapter 1, subtitle A of the Code, and shall be construed accord-

          ingly.

                    2.4  The principal of each Trust, and any earnings

          thereon, shall be held separate and apart from other funds of the










          Applicable Company, and shall be used exclusively for the uses and purposes of Participants under such Company's Plans and general creditors of such Company, as herein set forth.  Partici-

          pants and their Beneficiaries shall have no preferred claim on,

          or any beneficial ownership interest in, any assets of any Trust.

          Any rights created under the Plans and this Agreement shall be mere unsecured contractual rights of Participants and their

          Beneficiaries against the Applicable Company.  Any assets held by each Trust will be subject to the claims of the Applicable

          Company's general creditors under federal and state law in the event of the Applicable Company's Insolvency, as defined in

          Section 1.1(h) herein.

                    2.5  Each Trust established hereunder shall be main-

          tained by the Trustee as a separate trust.  However, the assets of any Trust may be commingled with the assets of any other

          Trust, solely for investment purposes.

                                      ARTICLE 3

                              Contributions and Accounts

                    3.1  Prior to a Change in Control, each Company may

          make contributions to its Trust in such amounts, and at such times, as such Company may determine in its sole discretion.

          Such contributions may be in the form of cash, or such other property as may be determined by the Company and as may be acceptable to the Trustee.














                    3.2  Required Contributions.

                         3.2.1  Upon the occurrence of a Change in Control,

          each Company shall be required to make contributions to its Trust as follows:

                              (a)  Upon a Change in Control, the Company

          shall, as soon as possible but in no event later than 30 days following the Change in Control, make an irrevocable contribution to its Trust in an amount that, when added to the value of the

          Trust Fund for such Trust (exclusive of the value of the Legal

          Defense Fund, if any, maintained within such Trust Fund)

          determined as of the most recent Valuation Date preceding such contribution, will equal the sum of (i) the aggregate Present

          Value of all Benefits accrued for all Participants under all of such Company's Plans determined as of the most recent Benefit

          Valuation Date preceding the date on which the Change in Control occurred; and (ii) the aggregate Present Value of all other

          Benefits for all Participants under all of such Company's Plans that accrue as a result of the occurrence of the Change in

          Control, determined as of the first day of the month coincident with or immediately following the date on which the Change in

          Control occurred.

                              (b)  Within 60 days after each Benefit

          Valuation Date following the occurrence of a Change in Control,

          each Company shall make an irrevocable contribution to its Trust in an amount that, when added to the value of the Trust Fund for such Trust (exclusive of the value of the Legal Defense Fund, if










          any, maintained within such Trust Fund) determined as of the most recent Valuation Date preceding such contribution, will equal the aggregate Present Value of all Benefits accrued for all

          Participants under all of such Company's Plans determined as of such Benefit Valuation Date.

                    3.2.2  Upon the occurrence of a Threatened Change in

          Control, each Company shall be required to make contributions to its Trust as follows:

                              (a)  Upon a Threatened Change in Control, the

          Company shall, as soon as practicable but in no event later than

          30 days following the Threatened Change in Control, make a contribution to its Trust in an amount that, when added to the value of the Trust Fund for such Trust (exclusive of the value of the Legal Defense Fund, if any, maintained within such Trust

          Fund) determined as of the most recent Valuation Date preceding such contribution, will equal the sum of (i) the aggregate

          Present Value of all Benefits accrued for all Participants under all of such Company's Plans, determined as of the most recent

          Benefit Valuation Date preceding the date on which the Threatened

          Change in Control occurred; and (ii) the aggregate Present Value,

          determined as of the first day of the month coincident with or immediately following the date on which the Threatened Change in

          Control occurred, of all other Benefits for all Participants under all of such Company's Plans that would have accrued as a result of a Change in Control if such Change in Control had occurred on the date on which the Threatened Change in Control occurs.








                              (b)  Within 60 days after each Benefit

          Valuation Date during a Threatened Change in Control Period, each

          Company shall make a contribution to its Trust in an amount that,

          when added to the value of the Trust Fund for such Trust

          (exclusive of the value of the Legal Defense Fund, if any,

          maintained within such Trust Fund) determined as of the most recent Valuation Date preceding such contribution, will equal the sum of (i) the aggregate Present Value of all Benefits accrued for all Participants under all of such Company's Plans,

          determined as of such Benefit Valuation Date and (ii) the

          aggregate Present Value, determined as of such Benefit Valuation

          Date, of all other Benefits for all Participants under all of such Company's Plans that would have  accrued as a result of a

          Change in Control, if such Change in Control had occurred on such

          Benefit Valuation Date.

                         3.3  Within the Trust Fund for each Trust, the

          Trustee shall establish and maintain a separate account

          (hereinafter referred to as a "Plan Account") for each of the

          Applicable Company's Plans.  The Trustee also shall establish within each Plan Account a separate sub-account (hereinafter referred to as a "Participant Account") for each Participant of such Plan.  The Trustee shall hold all Plan Accounts and

          Participant Accounts maintained within the Trust Fund for any

          Trust as a single consolidated fund.

                         3.4  With respect to each contribution that is

          made to a Trust prior to a Change in Control but not during any










          Threatened Change in Control Period, the amount, or property, so contributed to such Trust shall be allocated by the Trustee to the Plan Accounts, and to the Participant Accounts, maintained within such Trust in such manner as the Applicable Company directs in written instructions delivered by the Applicable

          Company to the Trustee at the time of the contribution.

                         3.5  As of each Valuation Date, the Trust Fund for

          each Trust shall be revalued by the Trustee at its then current fair market value, as determined by the Trustee.  The net

          investment gains and losses of each Trust Fund for each calendar year that ends prior to a Change in Control but not during a

          Threatened Change in Control shall be allocated by the Trustee,

          as of the last Valuation Date occurring in such year, among the

          Plan Accounts and Participant Accounts maintained within such

          Trust, in such manner as the Applicable Company shall specify in written instructions furnished by it to the Trustee.  As of each

          Valuation Date following the occurrence of a Change in Control,

          or that falls within a Threatened Change in Control Period, the net investment gains and losses of each Trust Fund for the calendar year ending on such Valuation Date shall be allocated by the Trustee proportionately among the Plan Accounts and Par-

          ticipant Accounts maintained within such Trust, based on the value of such Accounts as of the immediately preceding Valuation

          Date.  In making the foregoing allocation, the value of Plan

          Accounts and Participant Accounts in existence on the immediately preceding Valuation Date but not in existence on the current

          Valuation Date shall be disregarded.








                         3.6  Notwithstanding the provisions of Sections

          3.4 and 3.5, as of each Benefit Valuation Date occurring prior to a Change in Control, but not during any Threatened Change in

          Control Period, the Trustee shall, in accordance with such written instructions as it has received from the Applicable

          Companies, record adjustments to the balance of each Participant

          Account maintained within a Plan Account to the extent necessary for such balance to equal the amount determined by multiplying

          (a) the balance of such Plan Account determined as of the most recent Valuation Date preceding such Benefit Valuation Date, by

          (b) a fraction the numerator of which is the Present Value of the

          Benefits accrued for the applicable Participant under the Plan in question, determined as of such Benefit Valuation Date, and the denominator of which is the aggregate Present Value of all of the

          Benefits accrued for all Participants under such Plan, determined as of such Benefit Valuation Date.

                         3.7  Any contribution made by a Company to its

          Trust pursuant to Sections 3.2.1(a), 3.2.1(b), 3.2.2(a) or

          3.2.2(b) shall be allocated to the Plan Accounts maintained under such Trust in proportion to the respective amounts by which the aggregate Present Value of all Benefits accrued (or, in the case of contributions made under clause (ii) of Section 3.2.2(a) or

          3.2.2(b), deemed to have accrued) for all Participants under each of the Plans in question, determined as of the dates specified in

          Sections 3.2.1(a), 3.2.1(b), 3.2.2(a) or 3.2.2(b), exceeds the balance of the Plan Account maintained hereunder with respect to each such Plan, determined as of the Valuation Date immediately preceding such contribution.  The amount so allocated to any Plan






          Account shall be further allocated to the Participant Accounts maintained within such Plan Account in proportion to the

          respective amounts by which the Present Value of the Benefits accrued (or, in the case of contributions made under clause (ii)

          of Section 3.2.2(a) or 3.2.2(b), deemed to have accrued) for each

          Participant under the Plan in question, determined as of the dates specified in Sections 3.2.1(a), 3.2.1(b), 3.2.2(a) or

          3.2.2(b), exceeds the balance of the Participant Account

          maintained for such Participant, determined as of the Valuation

          Date immediately preceding such contribution.

                         3.8  The determinations of the Present Value of

          Benefits required to be made hereunder as of any Benefit

          Valuation Date, or other date, occurring prior to a Change in

          Control shall be made by an enrolled actuary selected by the

          Applicable Companies.  As soon as practicable after each such determination has been made, each Company shall furnish the

          Trustee with a schedule setting forth the Present Value so determined of the Benefits accrued (or, if applicable, deemed to have accrued) for each Participant under each of the Company's

          Plans.  The determinations of the Present Value of Benefits required to be made hereunder as of any Benefit Valuation Date,

          or other date, occurring after a Change in Control shall be made by an enrolled actuary selected by the Trustee.  In making any allocation of contributions the Trustee is required to make under

          Section 3.7, the Trustee shall be entitled to rely, and shall be fully protected in relying, on any written determination of the










          Present Value of any Benefit furnished to it in accordance with the provisions of this Section 3.8.  In making any allocation of net investment gains and losses pursuant to the second sentence of Section 3.5, and in recording any adjustments to the balance of any Participant Account pursuant to Section 3.6, the Trustee shall be entitled to rely, and shall be fully protected in relying, on any written instructions furnished to it by the

          Applicable Companies.



                                      ARTICLE 4

                      Payments to Participants and Beneficiaries

                    4.1  Prior to a Change in Control, the Trustee shall

          make payments from the Trust Fund for any Trust to such Par-

          ticipants and Beneficiaries, in such manner, at such times, and in such amounts, as the Applicable Company shall direct in written instructions delivered to the Trustee.

                    4.2  After a Change in Control, the Trustee shall make

          payments from the Trust Fund of any Trust to Participants and

          Beneficiaries in accordance with the following provisions:

                    (a)  Prior to a Change in Control, each Company shall

          deliver to the Trustee a schedule ("Payment Schedule") substan-

          tially in the form annexed hereto as Exhibit C for each Par-

          ticipant of each Plan whose Benefits under such Plan may be paid from such Company's Trust after a Change in Control.  The Payment

          Schedule shall

                    (i) describe the events that must occur in order for
               the Participant's Benefits to become payable under the terms of the Plan;








                    (ii) specify the amount of the Participant's Benefits
               accrued under the Plan, as of the date on which the Payment
               Schedule is furnished to the Trustee, and provide a formula or such other instructions as will enable the Trustee to determine the amount of the Participant's Benefits as of the time they become payable under the terms of the Plan;

                    (iii) specify the form in which the Participant's
               Benefits are to be paid, as provided for or available under the Plan;

                    (iv) specify the time of commencement for payment of
               the Participant's Benefits under the Plan; and

                    (v) specify the address and social security number of
               the Participant as well as the name, address, social secu-rity number and relation to the Participant of the Participant's Beneficiary.

                    Prior to a Change in Control the Applicable Company may

          from time to time substitute a new Payment Schedule for, or amend, an existing Payment Schedule by delivering a new or amended Payment Schedule to the Trustee.  Upon receipt of such new or amended Payment Schedule, the previous Payment Schedule shall be deemed revoked.  Prior to a Change in Control, any

          Payment Schedule previously filed with the Trustee may be revoked by the Applicable Company by filing written notice of such revocation with the Trustee without delivering a new or amended

          Payment Schedule to the Trustee.  Notwithstanding the foregoing,

          no Payment Schedule may be amended or revoked after a Change in

          Control or during a Threatened Change in Control Period;

          provided, however, that during a Threatened Change in Control, a

          Payment Schedule with respect to a Participant's Benefits under any Plan may be amended so as to reflect any amendment to the

          Plan made during such Threatened Change in Control period that has the effect of increasing the amount of the Benefits payable









          under the Plan with respect to the Participant, or that permits payment of such Benefits to be made in a form, or to commence at a time, more favorable to the Participant or his or her

          Beneficiary than as provided under the Plan prior to such

          amendment.  Except as otherwise provided herein, after a Change in Control, the Trustee shall make payments with respect to a

          Participant's Benefits under any Plan only in accordance with the

          Payment Schedule with respect to such Participant's Benefits under such Plan that is on file with the Trustee, and that has not been revoked, at the time such payments are to be made.

                    (b)  Any Participant or Beneficiary seeking to obtain

          payments from the Trust Fund for any Trust after a Change in

          Control shall first file with the Trustee a written request for payment in substantially the form annexed hereto as Exhibit D

          ("Payment Request Form").  In the Payment Request Form so filed,

          the Participant or Beneficiary shall

                    (i) identify the Plan or Plans under which the Par-
               ticipant or Beneficiary has become entitled to payment of Benefits;

                    (ii) describe the events that entitle the Participant
               or Beneficiary to receive payment of Benefits under the terms of the Plan or Plans, and affirm under oath that such events have occurred;

                    (iii) affirm under oath that no amount of the Benefits
               with respect to which payment from the Trust Fund is sought was previously paid by the Applicable Company; and

                    (iv) provide such information (including, without
               limitation, information as to the Participant's period of service, compensation and conditions of employment after a Change in Control) as will enable the Trustee to determine the amount of the Benefits that the Participant or Bene-ficiary is entitled to receive in accordance with the Payment Schedules furnished to the Trustee with respect to the Participant's Benefits under the Plan or Plans.








          In the case of any Beneficiary seeking payments from a Trust

          Fund, the Beneficiary shall furnish to the Trustee, along with the Payment Request Form, a certified copy of the death certifi-

          cate of the Participant, an inheritance tax waiver and such other documents as the Trustee may reasonably require, including, with-

          out limitation, certified copies of letters testamentary.  For all purposes under this Agreement, the Trustee may rely, and shall be fully protected in relying, on the information contained in any Payment Request Form (and in any documents accompanying such form) filed with it by any Participant or Beneficiary.

                    (c)  As soon as practicable after a Payment Request

          Form has been filed with it by a Participant or Beneficiary, the

          Trustee, solely out of the applicable Trust Fund and with no obligation otherwise to make any payments, shall make payments to such Participant or Beneficiary in such manner, and at such times, and in such amounts, as the Trustee shall determine to be payable to such Participant or Beneficiary under the relevant

          Plan or Plans based on the most recent Payment Schedules

          applicable to the Participant or Beneficiary that were furnished to the Trustee by the Applicable Company prior to a Change in

          Control, and on the information contained in the Payment Request

          Form (and in any documents accompanying such Form) filed by the

          Participant or Beneficiary.  The Trustee is authorized to retain an enrolled actuary to assist it in determining the amount of any

          Benefits payable to any Participant or Beneficiary pursuant to any Payment Request Form or Payment Schedules filed by or for such Participant or Beneficiary and, in any case in which a








          Participant or Beneficiary has filed a Payment Request Form with respect to Benefits under any Plan for which an unrevoked Payment

          Schedule is not on file with the Trustee, to assist it in

          determining such Participant's or Beneficiaries' entitlement to

          Benefits under such Plan.  For all purposes under this Agreement,

          the Trustee may rely, and shall be fully protected in relying, on any advice given to it by such actuary as to the amount of

          Benefits payable hereunder to any Participant or Beneficiary.

                    (d)  Following the occurrence of a Change in Control,

          the Trustee shall make provision for the reporting and with-

          holding of any federal, state or local taxes that may be required to be withheld with respect to the payment of Benefits to be made from any Trust pursuant to the terms of this Agreement, and shall pay amounts withheld by it to the appropriate taxing authorities or determine that the amounts required to be withheld with respect to such payments have been reported, withheld and paid by the Applicable Company.  Prior to a Change in Control, the

          Trustee shall report and withhold any federal, state or local taxes that may be required to be withheld with respect to any payment of Benefits to be made from any Trust pursuant to Section

          4.1, but only to the extent that the Applicable Company has fur-

          nished to the Trustee, in the written instructions delivered to the Trustee pursuant to Section 4.1 directing it to make such payment, the amount of the federal, state or local taxes required to be withheld with respect to such payment.  The Trustee shall be entitled to rely, and shall be fully protected in relying,










          upon the information so furnished to it as to the amount of taxes to be withheld.

                    4.3  The entitlement of a Participant or Beneficiary to

          Benefits under any Plan shall be determined by the Applicable

          Company or such other party as may have been designated under the

          Plan, and any claim for such Benefits shall be considered and reviewed under the procedures set out in the Plan.  Notwith-

          standing the foregoing, after a Change in Control, any

          Participant or Beneficiary for whom any unrevoked Payment

          Schedule is on file with the Trustee at the time of the Change in

          Control shall be presumed conclusively, for all purposes of this

          Agreement, to be entitled to any Benefit that the Trustee deter-

          mines to be payable to such Participant or Beneficiary on the basis of the information contained in such Payment Schedule and in any Payment Request Form filed by the Participant or

          Beneficiary; and in such case, the provisions set forth in the immediately preceding sentence shall apply only with respect to any claim by the Participant or Beneficiary for Benefits that are in addition to, or in excess of, the Benefits that the Trustee has so determined to be payable to the Participant or

          Beneficiary.

                    4.4  Each payment made from the Trust Fund for any

          Trust with respect to a Participant's Benefits under any Plan shall be payable only from, and shall be charged against, the

          Plan Account maintained within such Trust Fund with respect to such Plan and the Participant Account established within such










          Plan Account for the applicable Participant.  Notwithstanding any other provision herein to the contrary, the Trustee shall not make a payment with respect to a Participant's Benefits under any

          Plan to the extent that the amount of the payment otherwise required to be made exceeds the amount then held in the Plan

          Account for such Plan or the amount then held in the Participant

          Account established within such Plan Account for the applicable

          Participant.

                    If, because of the provisions of this Section 4.4, any

          amount otherwise required to be paid by the Trustee to a Par-

          ticipant or Beneficiary with respect to a Participant's Benefits under any Plan cannot be paid by the Trustee, such amount shall be paid to the Participant or Beneficiary by the Applicable

          Company.

                    4.5.  At such time after a Change in Control as the

          aggregate amount of the payments made hereunder from the

          Participant Account maintained within any Plan Account for any

          Participant shall equal the maximum amount that may be paid from such Participant Account pursuant to the most recent Payment

          Schedule filed with respect to such Participant's Benefits under the Plan in question, the balance then remaining in such Partici-

          pant Account shall be allocated and credited, on a pro rata basis, to all other Participant Accounts maintained within such

          Plan Account, based on the respective values of such other

          Participant Accounts determined as of the most recent Valuation

          Date.










                    At such time after a Change in Control as the aggregate

          amount of the payments made from any Plan Account shall equal the maximum amount that may be paid from such Plan Account pursuant to the most recent Payment Schedules filed with respect to

          Participants' Benefits under the Plan for which such Plan Account was established, the balance then remaining in such Plan Account shall be allocated and credited, on a pro rata basis, to all other Plan Accounts and Participant Accounts maintained within the same Trust Fund, based on the respective values of such other

          Plan Accounts and Participant Accounts determined as of the most recent Valuation Date.

                    4.6  Notwithstanding any other provision of this

          Agreement to the contrary, if at any time any Trust is finally determined by the Internal Revenue Service (the "IRS") not to be

          a "grantor trust," with the result that the income of such Trust is not treated as income of the Applicable Company pursuant to

          Sections 671 through 679 of the Code, such Trust shall immedi-

          ately terminate and the amounts allocated to each Plan Account and Participant Account within such Trust shall be paid in a cash lump sum as soon as practicable by the Trustee to the Partici-

          pants for whom such Accounts were maintained.  If any Company should receive notice of such final determination from the IRS,

          such Company shall promptly furnish written notice of such final determination to the Trustee.














                    4.7  Notwithstanding any other provision of this

          Agreement to the contrary, if the IRS should finally determine that any amounts held in any Trust are includible in the gross income of any Participant or Beneficiary prior to payment of such amounts from the Trust, the Trustee shall, as soon as prac-

          ticable, pay such amounts to such Participant or Beneficiary from such Trust.  For purposes of this Section 4.7, the Trustee shall be entitled to rely on an affidavit by a Participant or

          Beneficiary to the effect that such a determination has occurred.

                    4.8  Each Company may make payment of Benefits directly

          to Participants or their Beneficiaries as they become due under the terms of the Applicable Plans.  After a Change in Control, a

          Company that decides to make payment of Benefits directly shall notify the Trustee in writing of its decision prior to the time amounts are payable to the Participants or their Beneficiaries.

          In addition, each Company shall remain primarily liable to pay all of the Benefits provided for under its Plans, to the extent such Benefits are not payable from such Company's Trust pursuant to this Agreement.  Accordingly, if the principal of the

          Applicable Company's Trust, and any earnings thereon, are not sufficient to make payments of Benefits in accordance with the terms of such Company's Plans, the Company shall make the balance of each such payment as it falls due.  The Trustee shall notify the Applicable Company in writing where principal and earnings of the Company's Trust are not sufficient.












                                      ARTICLE 5

                                  Legal Defense Fund

                    5.1  On the written direction of a Company, the Trustee

          shall establish within the Trust Fund for such Company's Trust a separate fund, hereinafter referred to as a "Legal Defense Fund".

          A Company's Legal Defense Fund shall consist of such portions of its contributions to its Trust as the Company shall specify in writing at the time of contribution, together with all income,

          gains and losses and proceeds from the investment, reinvestment and sale thereof, less all payments therefrom and expenses charged thereto in accordance with the provisions of this

          Article 5.  Subject to Article 6, a Company's Legal Defense Fund

          shall be held and administered by the Trustee exclusively for the purpose of defraying the costs and expenses incurred by the

          Trustee in performing its duties under Sections 5.3 and 5.4.

                    5.2  A Company's Legal Defense Fund shall be maintained

          and administered as a separate segregated account, provided,

          however, that the assets of any Legal Defense Fund may be

          commingled with all other assets of the same Trust, and with the assets of any other Trust, solely for investment purposes.

                    5.3  If, at any time after a Change in Control, a

          Participant or Beneficiary notifies the Trustee in writing that a

          Company has refused to pay a claim asserted by such Participant or Beneficiary under any of such Company's Plans, the Trustee shall promptly review such claim and determine whether it has any basis in law and fact.  If the Trustee determines that the claim has no basis in law and fact, the Trustee shall notify the

          Participant or Beneficiary of such determination, and thereafter






          shall take no further action with respect to the claim.  If the

          Trustee determines that there is a basis in law and fact for the

          Participant's or Beneficiary's claim, the Trustee shall take the following actions to assist the Participant or Beneficiary (here-

          after referred to as the "Claimant") to recover on such claim:

                    (a) The Trustee shall promptly attempt to negotiate with the Applicable Company to obtain payment, settlement or other disposition of the claim, subject to the Claimant's consent.

                    (b) If (i) negotiations fail after 60 days of their commencement to result in a payment, settlement or other disposition acceptable to the Claimant, (ii) the Trustee at any time reasonably believes that further negotiations would not be in the Claimant's best interest or (iii) any applicable statute of limitations would otherwise expire within 60 days, the Trustee shall advise the Claimant of such fact. Thereupon, the Claimant may, by filing with the Trustee a written authorization in substantially the form attached hereto as Exhibit E, direct the Trustee to institute and maintain legal proceedings (the "Litigation") against the Applicable Company to recover on the claim on behalf of the Claimant.

                    (c) The Trustee shall direct the course of any Litiga-tion and shall keep the Claimant informed of the progress thereof at such intervals as the Trustee deems appropriate, but no less frequently than quarterly. The Trustee shall have the discretion to determine the form and nature that any Litigation shall take, and the procedural rules and laws applicable to such Litigation shall supersede any inconsistent provision of this Agreement.

                    (d) If the Claimant directs in writing that the Liti-gation be settled or discontinued, the Trustee shall take all appropriate action to follow such direction, provided that such written direction specifies the terms and conditions of the settlement or discontinuance and provided further that the Claimant, if requested to do so by the Trustee, executes and delivers to the Trustee a document in a form acceptable to the Trustee releasing the Trustee and holding it harmless from any liability resulting from its following such direction. If the Claimant refuses to consent to a settlement or other disposition of the Litigation on terms recommended in writing by the Trustee, the Trustee may proceed, in its sole and absolute discretion, to take such action as it deems appropriate in the Litigation, including settlement or discontinuance of the Litigation; provided, however, that the Trustee shall afford the Claimant at least 14 days' advance notice in writing of any decision by the Trustee to settle or otherwise discontinue the Litigation.








                    (e) A Claimant may at any time revoke the authoriza-tion of the Trustee to continue any Litigation on his behalf by delivering to the Trustee a written revocation in substantially the form attached as Exhibit F hereto, and notifying the Trustee in writing that the Claimant has appointed his own counsel (whose fees and expenses shall not be paid from any Legal Defense Fund) to represent the Claimant in the Litigation in lieu of counsel retained by the Trustee. Upon the Trustee's receipt of such revocation and notice, the Trustee shall have no obligation to proceed further on behalf of the Claimant in the Litigation, or to pay any costs or expenses incurred in the Litigation after the date on which such revocation and notice is delivered to the Trustee.

                    (f) The Trustee shall be empowered to retain counsel and other appropriate experts, including actuaries and accountants, to assist it in making any determination under this
          Section 5.3, in determining whether to pursue, settle or discontinue any Litigation, and to prosecute and maintain any such Litigation on behalf of any Claimant. Notwithstanding the foregoing, each Company, prior to a Change in Control, may designate in writing the counsel to be retained by the Trustee after a Change in Control to assist in enforcing the rights of Claimants under such Company's Plans in accordance with the provisions of this Section 5.3. If the counsel so designated declines to provide representation, or if such counsel's representation would involve a conflict of interest with the Trustee, or if the Trustee is not satisfied with the quality of representation provided, the Trustee may dismiss such counsel and engage another qualified law firm for this purpose; provided, however, that any law firm so engaged may not be the same law firm that represents any Company after a Change in Control. No Company may dismiss or engage such counsel, or cause the Trustee to engage or dismiss such counsel, after a Change in Control.

                    (g) All costs and expenses incurred by the Trustee in connection with the performance of its duties under this Section 5.3, including, without limitation, the payment of reasonable fees, costs and disbursements of any counsel, actuaries, accountants or other experts retained by the Trustee pursuant to
          Section 5.3(f), shall be charged to and paid from the Applicable Company's Legal Defense Fund.

                    (h) Notwithstanding any provision herein to the con-trary, the Trustee shall be required to act under this Section 5.3, including, without limitation, instituting or continuing any Litigation, only to the extent there are sufficient amounts available in the Applicable Company's Legal Defense Fund to defray the costs and expenses the Trustee reasonably anticipates will be incurred in connection with such action. If, at any time after a Claimant has filed a written notice with the Trustee under Section 5.3(a) the Trustee determines that there will not be sufficient amounts in the Applicable Company's Legal Defense Fund to defray such costs and expenses, the Trustee shall







          promptly advise the Claimant of such fact. Unless within 30 days after it has given such notice to the Claimant the Trustee receives from the Claimant assurances, in such form as may be satisfactory to the Trustee, that any costs and expenses in excess of amounts available in the Applicable Company's Legal Defense Fund will be paid by the Claimant, the Trustee shall have no obligation to take any further action on behalf of the Claimant pursuant to this Section 5.3; and, if a Litigation on behalf of the Claimant is then pending, the Trustee may discontinue such Litigation on such terms and conditions as it deems appropriate in its sole discretion.

                    5.4.  If, at any time after a Change in Control or

          during a Threatened Change in Control Period, legal proceedings are brought against the Trustee by a Company or other party seeking to invalidate any of the provisions of this Agreement as they relate to a Company's Trust, or seeking to enjoin the

          Trustee from paying any amounts from any Trust or from taking any other action otherwise required or permitted to be taken by the

          Trustee under this Agreement with respect to any Trust, the

          Trustee shall take all steps that may be necessary in such pro-

          ceeding to uphold the validity and enforceability of the provi-

          sions of this Agreement as they relate to such Trust.  All costs and expenses incurred by the Trustee in connection with any such proceeding (including, without limitation, the payment of reason-

          able fees, costs and disbursements of any counsel, actuaries,

          accountants or other experts retained by the Trustee in connec-

          tion with such proceeding) shall be charged to and paid from the

          Applicable Company's Legal Defense Fund.  Any costs and expenses so incurred by the Trustee in excess of amounts available in the

          Applicable Company's Legal Defense Fund shall be charged to and paid from the other assets of such Company's Trust.  Any such excess costs and expenses so charged shall be allocated to the








          Plan Accounts maintained within such Trust, and to the

          Participant Accounts maintained within such Plan Accounts, on a pro rata basis.

                    5.5  Each Company's Legal Defense Fund shall continue

          to be held and administered by the Trustee for the purposes described in Section 5.1 until such time as all Benefits to which all Participants are entitled under all of such Company's Plans shall have been paid in full to such Participants or their

          Beneficiaries.  Any balance then remaining in a Company's Legal

          Defense Fund shall be distributed to such Company.



                                      ARTICLE 6

                                      Insolvency

                    6.1  The Trustee shall cease making payment hereunder

          of Benefits payable to Participants and their Beneficiaries pur-

          suant to a Company's Plans if the Company is Insolvent.

                    6.2  At all times during the continuance of each Trust,

          as provided in Section 2.4 hereof, the principal and income of the Trust shall be subject to claims of general creditors of the

          Applicable Company under federal and state law as set forth below:

                    (a) The Board of Directors and Chief Executive Officer of each Company shall have the duty to inform the Trustee in writing of such Company's Insolvency. If a person claiming to be a creditor of a Company alleges in writing to the Trustee that such Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue making payment from such Company's Trust to Participants and Beneficiaries.

                    (b) Unless the Trustee has actual knowledge of a Company's Insolvency, or has received notice from a Company or a person claiming to be a creditor of such Company alleging that the Company is Insolvent, the Trustee shall have no duty to






          inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning a Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

                    (c) If at any time the Trustee has determined that a Company is Insolvent, the Trustee shall discontinue making payments from such Company's Trust to Participants and their Beneficiaries and shall hold the assets of such Trust for the benefit of the Company's general creditors. Nothing in this Agreement shall in any way diminish any rights of Participants or their Beneficiaries to pursue their rights as general creditors of the Applicable Company with respect to Benefits due under the Company's Plans or otherwise.

                    (d) The Trustee shall resume making payment from a Company's Trust of Benefits to Participants or their Beneficiaries in accordance with Article 4 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent, or is no longer Insolvent.

                    6.3  Provided that there are sufficient assets, if the

          Trustee discontinues the payment of Benefits from any Trust pur-

          suant to Section 6.2 hereof and subsequently resumes such pay-

          ments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their Beneficiaries under the terms of the Applicable

          Company's Plan for the period of such discontinuance, less the aggregate amount of any payments made to Participants or their

          Beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.



                                      ARTICLE 7

                                 Payments to Company

                    7.1  Prior to a Change in Control (but not during a

          Threatened Change in Control Period), a Company may, by written notice to the Trustee, direct the Trustee to pay to such Company,








          out of the Trust Fund for such Company's Trust, such amount as is specified in the notice.  Any such notice shall specify the Plan

          Accounts and the Participant Accounts, if any, which shall be debited with respect to such payment.  If the amount that would remain in the Trust Fund after any such payment would be less than the unpaid fees and expenses of the Trustee properly

          chargeable to such Trust Fund, the Trustee may deduct such fees and expenses from the payment that otherwise would be made to the

          Company.

                    7.2  Except as provided in Article 6 hereof, during

          such time as the Trust is irrevocable, the Applicable Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of Benefits have been made to Participants and their

          Beneficiaries pursuant to the terms of the Company's Plans.



                                      ARTICLE 8

                    Investment Authority and Disposition of Income

                    8.1  Except as otherwise provided in Sections 8.2, 8.4,

          and 8.5, the Trustee, prior to a Change in Control, shall invest and reinvest the assets of each Trust, in its sole discretion, in such investments as may be permitted in accordance with any written investment guidelines that may be delivered to the

          Trustee from time to time by the Applicable Company and that are acceptable to the Trustee or, at any time when no such investment guidelines are in effect, in Permitted Investments.

                    8.2  Prior to a Change in Control, the Applicable

          Company may in its sole discretion appoint an investment manager






          to manage the investment of any part or all of the Trust Fund for any Trust.  The Applicable Company shall promptly inform the

          Trustee in writing of any such appointment, shall furnish the

          Trustee with a copy of the instrument pursuant to which any investment manager is so appointed, and shall inform the Trustee in writing as to the specific portions of the Trust Fund for its

          Trust that will be subject to the management of such investment manager.  During the term of any such appointment, the investment manager shall have the sole responsibility for the investment and reinvestment of that portion of any Trust Fund subject to its investment management, and the Trustee shall have no

          responsibility for, or liability with respect to, the investment of such portion of such Trust Fund.

                    In exercising the powers granted to it hereunder, the

          Trustee shall follow the directions of any investment manager with respect to the portion of any Trust Fund subject to manage-

          ment by such investment manager.  All directions given by an investment manager to the Trustee shall be in writing, signed by an officer (or a partner) of the investment manager, or by such other person or persons as may be designated by an officer (or a partner) of the investment manager.  The investment manager may directly place orders for the purchase or sale of securities,

          subject to such conditions as may be approved by the Applicable

          Company in authorizing the investment manager to effect transac-

          tions directly with respect to the portion of the Trust Fund for any Trust subject to its management, provided that the Trustee shall nevertheless retain custody of the assets comprising such portion of the Trust Fund.






                    The Applicable Company, by written notice to the

          Trustee, may at any time terminate its appointment of any invest-

          ment manager.  In such event, the Applicable Company shall either appoint a successor investment manager for the portion of the

          Trust Fund in question, or direct that such portion of the Trust

          Fund thereafter be invested and reinvested by the Trustee in accordance with the provisions of Section 8.1.  Until receipt of such written notice, the Trustee shall be fully protected in relying upon the most recent prior written notice of appointment of an investment manager.

                    8.3  After a Change in Control, the Trustee shall have

          exclusive authority and discretion to manage and control the investment and reinvestment of the Trust Fund for each Trust;

          provided, however, that the Trust Fund for each Trust shall be so invested and reinvested only in Permitted Investments.

                    8.4  In no event may the assets of any Trust be

          invested in securities (including stock or rights to acquire stock) or obligations issued by any Company, other than a de minimis amount held in common investment vehicles in which the

          Trustee invests.  All rights associated with assets of each Trust shall be exercised by the Trustee or an Investment Manager appointed under Section 8.2, and shall in no event be exercisable by or rest with Participants.

                    8.5  During the term of each Trust, all income received

          by the Trust, net of expenses and taxes, shall be accumulated and reinvested.










                                      ARTICLE 9

                         General Powers and Duties of Trustee

                    9.1  In addition to the other powers granted to it

          under this Agreement, the Trustee shall have the following admin-

          istrative powers and authority with respect to the property com-

          prising the Trust Fund for each Trust:

                    (a) To sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof, including call options for property held in the Trust Fund and put options for the purchase of such property, including, without limitation, at any time to sell any asset other than cash held in the Trust Fund to pay Benefits if there is not sufficient cash in the Trust Fund to pay Benefits.

                    (b) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity.

                    (c) To deposit any such property with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.

                    (d) To exercise any conversion privilege or subscrip-tion right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association of any of the securities of which may at any time be held in the Trust Fund and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire.

                    (e) To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust.









                    (f) To exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property.

                    (g) To borrow money from any lender in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to pledge any securities or other property for the repayment of any such loan.

                    (h) To engage any legal counsel, including (except after the occurrence of a Change in Control) counsel to any Company, any enrolled actuary, any accountant or any other suitable agents, to consult with such counsel, enrolled actuary, accountant or agents with respect to the construction hereof, the duties of the Trustee hereunder, the transactions contemplated by this Agreement or any act which the Trustee proposes to take or omit, to rely upon the advice of such counsel, enrolled actuary, accountant or agents, and to pay its reasonable fees, expenses and compensation from the Trust Fund.

                    (i) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form; provided, however, that no such holding shall relieve the Trustee of its responsibility for the safe custody and disposition of the Trust Fund in accordance with the provisions of this Agreement, the Trustee's books and records shall at all times show that such property is part of the Trust Fund, and the Trustee shall be absolutely liable for any loss occasioned by the acts of its nominee or nominees with respect to securities registered in the name of the nominee or nominees.

                    (j) To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the powers granted herein.

                    (k) To transfer assets of the Trust Fund to a successor trustee as provided in Section 13.4 hereof.

                    (l) To exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held in the Trust Fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers granted to it hereunder or that otherwise may be in the best interests of the Trust Fund.









                    (m) To hold any portion of the Trust Fund in cash pending investment, or for the payment of expenses and Benefits, without liability for interest.

                    (n) To vote personally or by proxy and to delegate power and discretion over such proxy on account of securities held in the Trust Fund.

                    (o) To hold assets in time or demand deposits (includ-ing deposits with the Trustee in its individual capacity that pay a reasonable rate of interest).

                    (p) To invest and reinvest all or any specified por-tion of any Trust Fund through the medium of any common, collective, or commingled trust fund that has been or may hereafter be established and maintained by the Trustee.

                    (q) To invest in mutual funds registered with the Securities Exchange Commission under the Investment Company Act of 1940.

                    The Trustee also shall have, without exclusion, all

          powers conferred on Trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an

          insurance policy is held as an asset of any Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy.

                    Prior to a Change in Control, the Trustee shall exer-

          cise the powers referred to in Section 9.1(h) only as directed by the Applicable Company; and, with respect to the portion of any

          Trust Fund for which an investment manager has been appointed under Section 8.2, the Trustee shall exercise any power referred to in this Section 9.1, as it relates to the investment manage-

          ment of such portion of the Trust Fund, only as directed by such









          investment manager.  After a Change in Control, the Trustee may exercise such powers in its sole and absolute discretion, except as otherwise provided in Article 8.

                    Notwithstanding any powers granted to the Trustee pur-

          suant to this Agreement or to applicable law, the Trustee shall not have any power that could give any Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and

          Administrative Regulations promulgated pursuant to the Code.

                    9.2  After a Change in Control, the Trustee shall,

          subject to Article 6 hereof, discharge its duties under this

          Agreement solely in the interest of the beneficiaries of each

          Trust and (i) for the exclusive purpose of providing Benefits to such beneficiaries and defraying reasonable expenses of

          administering such Trust; (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (iii) by diversifying the investments of the

          Trust Fund for each Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

                    9.3  The Trustee shall not be required to give any bond

          or any other security for the faithful performance of its duties under this Agreement, except as required by law.

                    9.4  Except as otherwise expressly provided herein, the

          Trustee shall not be responsible in any respect for administering








          any Plan; nor shall the Trustee be responsible for the adequacy of the Trust Fund for any Trust to meet and discharge all pay-

          ments and liabilities under any Plan.

                    9.5  The Trustee shall be under no duties whatsoever

          except such duties as are specifically set forth as such in this

          Agreement, and no implied covenant or obligation shall be read into this Agreement against the Trustee.  Except as otherwise provided in Article 5, the Trustee shall not be required to take any action toward the execution or performance of any Trust created hereunder or to prosecute or defend any suit or claim in respect thereof, unless indemnified to its satisfaction against loss, liability, and reasonable costs and expenses.  The Trustee shall be under no liability or obligation to anyone with respect to any failure on the part of any Company to perform any of its obligations under any Plan or under this Agreement.

                    9.6  The Applicable Company shall pay and shall pro-

          tect, indemnify and save harmless the Trustee and its officers,

          directors or trustees, employees and agents from and against any and all losses, liabilities (including liabilities for penal-

          ties), actions, suits, judgments, demands, damages, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature arising from or relating to any action or failure to act by the Trustee, its officers, directors or trustees, employees and agents with respect to any Trust, or arising from or relating to the

          transactions contemplated by this Agreement that pertain to or affect such Trust, except to the extent that any such loss,








          liability, action, suit, demand, damage, cost or expense is the result of the negligence or willful misconduct of the Trustee,

          its officers, directors or trustees, employees or agents.

                    If the Trustee shall become entitled to indemnification

          by any Company pursuant to this Section 9.6 and such Company fails to provide such indemnification to the Trustee within 30 days of the Company's receipt of a written request from the

          Trustee for such indemnification, the Trustee may apply assets of such Company's Trust in full satisfaction of the Company's obli-

          gation to make such indemnification.  Promptly after any assets of any Trust are so applied, the Trustee shall institute legal proceedings on behalf  of the Trust to recover from the

          Applicable Company an amount equal to the amount of any Trust assets so applied.



                                      ARTICLE 10

                     Taxes, Expenses, and Compensation of Trustee

                   10.1  Each Company shall pay any federal, state, local

          or other taxes imposed or levied with respect to the corpus and/or income of its Trust or any part thereof under existing or future laws and such Company in its discretion, or the Trustee in its discretion, may contest the validity or amount of any tax,

          assessment, claim or demand respecting such Trust or any part thereof.

                    10.2  Each Company shall pay to the Trustee its

          allocable share of the compensation that is payable to the

          Trustee for its services hereunder pursuant to the schedule of








          fees annexed hereto as Exhibit G.  Each Company shall also pay its allocable share of the reasonable and necessary expenses incurred by the Trustee in the performance of its duties under this Agreement, including reasonable fees of any counsel, actu-

          ary, accountant or other agent engaged by the Trustee pursuant to this Agreement.  Any such compensation or expenses shall be allo-

          cated among the Companies as follows:  in the case of any such compensation that is specifically chargeable to, or any such expenses that were specifically incurred with respect to, a par-

          ticular Trust, the amount of such compensation or expenses shall be allocated solely to the Applicable Company;  in the case of any such compensation that is not specifically chargeable to, or any such expenses that were not specifically incurred with respect to, a particular Trust, the amount of such compensation or expenses shall be allocated to the Companies in proportion to the respective values of the Trust Funds for the Companies'

          Trusts as of the Valuation Date immediately preceding the date as of which the Trustee bills the Companies for such compensation or expenses.  Each Company's allocable share of such compensation and expenses shall be charged against and paid from the Trust

          Fund for such Company's Trust, to the extent not paid by such

          Company within 45 days after the date on which the Trustee bills the Company for such compensation and expenses.  Any amount so charged against and paid from the Trust Fund for any Company's

          Trust shall be further allocated to and charged against the Plan

          Accounts and Participant Accounts maintained within such Trust

          (a) in such manner as the Applicable Company directs in written








          instructions delivered by it to the Trustee, in the case of any amount so charged and paid prior to a Change in Control; and (b)

          in proportion to the respective balances of such Accounts as determined as of the most recent Valuation Date, in the case of any amount so charged and paid after a Change in Control.



                                      ARTICLE 11

                                Accounting by Trustee

                    11.1  For each Trust, the Trustee shall keep accurate

          and detailed accounts of all its investments, receipts, and disbursements under this Agreement.  Such person or persons as the Applicable Company shall designate shall be allowed to inspect the books of account relating to such Company's Trust upon request at any reasonable time during the business hours of the Trustee.

                    11.2  Within 90 days after the close of each calendar

          year, the Trustee shall transmit to each Company, and certify the accuracy of, a written statement of the assets and liabilities of the Trust Fund for such Company's Trust at the close of that year, showing the current value of each asset at that date, and a written account of all the Trustee's transactions relating to such Trust Fund during the period from the last previous

          accounting to the close of that year.  For the purposes of this

          Section 11.2, the date of the Trustee's resignation or removal as provided in Article 13 hereof shall be deemed to be the close of a calendar year.










                    11.3  Unless a Company shall have filed with the

          Trustee written exceptions or objections to any such statement and account within 90 days after receipt thereof, such Company shall be deemed to have approved such statement and account; and

          in such case or upon the written approval by such Company of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things embraced in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or pro-

          ceeding to which the Company and all persons having any benefi-

          cial interest in its Trust were parties.

                    11.4  Nothing contained in this Agreement or in any

          Plan shall deprive the Trustee of the right to have a judicial settlement of its accounts with respect to any Trust.  In any proceeding for a judicial settlement of the Trustee's accounts or for instructions in connection with any Trust, the only other necessary party thereto in addition to the Trustee shall be the

          Applicable Company.  If the Trustee so elects, it may bring in as a party or parties defendant any other person or persons.  No person interested in any Trust, other than the Applicable

          Company, shall have a right to compel an accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accounting by the Trustee to such Company, as herein pro-

          vided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.










                                      ARTICLE 12

                                    Communications

                    12.1  With respect to any Trust, the Trustee shall be

          fully protected in relying upon any written notice, instruction,

          direction or other communication signed by an officer of the

          Applicable Company.  Each Company from time to time shall furnish the Trustee with the names and specimen signatures of the offi-

          cers of the Company authorized to act or give directions here-

          under and shall promptly notify the Trustee of the termination of office of any such officer of the Company and the appointment of a successor thereto.  Until notified in writing to the contrary,

          the Trustee shall be fully protected in relying upon the most recent list of the officers of the Company furnished to it by the

          Company.

                    12.2  Any action required by any provision of this

          Agreement to be taken by the board of directors of a Company shall be evidenced by a resolution of such board of directors certified to the Trustee by the Secretary or an Assistant Secre-

          tary of the Company under its corporate seal, and the Trustee shall be fully protected in relying upon any resolution so certi-

          fied to it.  Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any other action of a

          Company under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an officer of the Company,

          and the Trustee shall be fully protected in relying upon such certificate.  The Trustee may accept a certificate signed by an authorized officer of a Company as proof of any fact or matter






          that it deems necessary or desirable to have established in the administration of such Company's Trust (unless other evidence of such fact or matter is expressly prescribed herein) and the

          Trustee shall be fully protected in relying upon the statements in the certificate.

                    12.3  The Trustee shall be entitled conclusively to

          rely upon any written notice, instruction, direction, certificate or other communication believed by it to be genuine and to be signed by the proper person or persons, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.

                    12.4  Until notice be given to the contrary, communica-

          tions to the Trustee shall be sent to it at its office at 210

          Main Street, Hackensack, New Jersey 07601, Attention:  Corporate

          Agency Administration, Investment Management Division; and commu-

          nications to any Company shall be sent to it c/o GPU Service

          Corporation, 100 Interpace Parkway, Parsippany, New Jersey

          07054-1149, Attention:  Treasurer.



                                      ARTICLE 13

                          Resignation or Removal of Trustee

                    13.1  The Trustee may resign as trustee of any Trust at

          any time by written notice to the Applicable Company, which resignation shall be effective 60 days after the Company's receipt of such notice unless the Company and the Trustee agree otherwise.  The Trustee may be removed as trustee of any Trust by action of the board of directors of the Applicable Company, at any time upon 60 days' written notice to the Trustee, or upon






          shorter notice if acceptable to the Trustee.  In the event it resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Article 11 hereof.

                    13.2  Notwithstanding the provisions of Section 13.1,

          the Trustee may not be removed as trustee of any Trust after a

          Change in Control or during a Threatened Change in Control Period without the written consent of at least two-thirds in number of the Participants who are, or who may become, entitled to receive payments from such Trust.  The Applicable Company shall furnish the Trustee with evidence to establish that such majority in number of such Participants has granted written consent to such removal.

                    13.3  If the Trustee resigns or is removed as trustee

          of any Trust, a successor shall be appointed by the Applicable

          Company, by action of its board of directors, by the effective date of such resignation or removal.  Any successor trustee so appointed shall be a bank as defined under the Investment

          Advisers Act of 1940, having a net worth in excess of

          $100,000,000 or having assets in excess of $2,000,000,000.  After a Change in Control or during a Threatened Change in Control

          Period, such appointment of a successor trustee shall be approved in writing by at least two-thirds in number of the Participants who are or may become entitled to receive payments from such

          Trust.  Notwithstanding the foregoing, if no such appointment of a successor trustee has been made by the effective date of such resignation or removal, the Trustee may apply to a court of competent jurisdiction for appointment of a successor trustee or for instructions.  All expenses of the Trustee in connection with






          such proceeding shall be allowed as administrative expenses of the Trust and shall be paid by the Applicable Company.

                    13.4  Each successor trustee shall have the powers and

          duties conferred upon the Trustee in this Agreement, and the term

          "Trustee" as used in this Agreement, except where the context otherwise requires, shall be deemed to include any successor trustee.  Upon designation or appointment of a successor trustee for any Trust, the Trustee shall transfer and deliver the Trust

          Fund for such Trust to the successor trustee, reserving such sums as the Trustee shall deem necessary to defray its expenses in settling its accounts with respect to such Trust, to pay any of its compensation with respect to such Trust that is due and unpaid, and to discharge any obligation of such Trust for which the Trustee may be liable.  If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from either the Applicable

          Company or the successor trustee, or both.  When the Trust Fund for such Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee for such Trust have been settled as provided in Article 11 hereof, the Trustee shall be released and discharged from all further accountability or liability for the Trust Fund for such Trust and shall not be responsible in any way for the further disposition of such Trust

          Fund or any part thereof.

                                      ARTICLE 14

                              Amendments and Termination

                    14.1  Subject to Section 14.2, any or all of the provi-

          sions of this Agreement and any Exhibits annexed hereto, as they






          relate to any Company's Trust, may be amended at any time, with-

          out the consent of any Participant or Beneficiary, by a written instrument of amendment, duly executed by the Applicable Company and the Trustee.  Notwithstanding the foregoing, no such amend-

          ment shall conflict with the terms of the Applicable Company's

          Plans or shall make the Applicable Company's Trust revocable after it has become irrevocable in accordance with Section 2.2 hereof.

                    14.2  No amendment may be made to delete a Participant

          from Exhibit A or to delete a Plan from Exhibit B and no other provision of this Agreement may be amended (i) during a

          Threatened Change in Control Period, (ii) after a Change in

          Control, (iii) at the request of a third party who has indicated

          an intention or taken steps to effect a Change in Control and who effectuates a Change in Control or (iv) otherwise in connection with, or in anticipation of, a Change in Control which has been threatened or proposed and which actually occurs unless in any such case the written consent of at least two-thirds in number of the Participants who are or may become entitled to payments from each Trust affected by such amendment is obtained, in which case such amendment may be made.  The Trustee may request that the

          Applicable Company or Companies furnish evidence to establish that at least two-thirds of the Participants have granted written consent to such an amendment.

                    14.3  Unless sooner revoked in accordance with

          Section 2.2 hereof, each Trust shall terminate on the date on which Participants and their Beneficiaries are no longer entitled to receive Benefits pursuant to the terms of the Applicable






          Company's Plans.  Upon termination of any Trust, any assets remaining in the Trust Fund for such Trust shall be paid by the

          Trustee to the Applicable Company.

                                      ARTICLE 15

                                    Miscellaneous

                    15.1  Any provision of this Agreement prohibited by law

          shall be ineffective to the extent of any such prohibition, with-

          out invalidating the remaining provisions hereof.

                    15.2  Benefits payable to Participants and their

          Beneficiaries under this Agreement may not be anticipated,

          assigned (either at law or in equity), alienated, pledged, encum-

          bered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

                    15.3  This Agreement shall be governed by, and shall be

          construed in accordance with, and each Trust hereby created shall be administered in accordance with, the laws of the State of

          New Jersey.

                    15.4  The titles to Articles of this Agreement are

          placed herein for convenience of reference only, and this Agree-

          ment is not to be construed by reference thereto.

                    15.5  This Agreement shall bind and inure to the bene-

          fit of the successors and assigns of each Company and the

          Trustee, respectively, and all Participants and Beneficiaries under the Companies' Plans.

                    15.6  This Agreement may be executed in any number of

          counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.






                    IN WITNESS WHEREOF, the parties hereto have caused this

          Agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

                                   GPU, INC.
                                   GPU SERVICE, INC.
                                   GPU GENERATION, INC.
                                   ENERGY INITIATIVES, INC.


                                   By:_________________________________
                                        J. R. Leva, Chairman and
                                        Chief Executive Officer

          ATTEST:

          __________________________

                                   JERSEY CENTRAL POWER & LIGHT COMPANY
                                   METROPOLITAN EDISON COMPANY
                                   PENNSYLVANIA ELECTRIC COMPANY


                                   By:_________________________________
                                        J. R. Leva, Chairman  of the Board
          and
                                        Chief Executive Officer
          ATTEST:

          _________________________


                                   GPU NUCLEAR, INC.


                                   By:_________________________________
                                        T.G. Broughton, President and
                                        Chief Executive Officer

          ATTEST:

          __________________________















                                   GPU INTERNATIONAL, INC.


                                   By:_________________________________
                                        B. L. Levy, President and
          Chief Executive Officer
          ATTEST:

          ___________________________

                                   Summit Bank, Trustee



                                   By: _________________________________
          ATTEST:

          __________________________











































          Exhibit A


                                 List of Participants


          Company                          Participants

          Jersey Central Power
            & Light Company                Dennis P. Baldassari

          Metropolitan Edison Company      Fred D. Hafer

          Pennsylvania Electric Company    Robert L. Wise

          GPU Service, Inc.                Robert C. Arnold
                                           Verner M. Condon (Retired)
                                           Herman Dieckamp (Retired)
                                           F. Allen Donofrio
                                           John G. Graham
                                           Ira H. Jolles
                                           William G. Kuhns (Retired)
                                           James R. Leva
                                           James B. Liberman (Retired)
                                           Philip C. Mezey
                                           Hazel R. O'Leary (Retired)


          GPU Nuclear, Inc.                Philip R. Clark
                                           Thomas G. Broughton

          GPU International, Inc.          Bruce L. Levy





























          Exhibit B


                              Covered Plans and Benefits


                  Set forth below is a list, for each Company, of the plans, programs, policies or agreements that are to be treated as "Plans", and the amounts payable under the Plans that are to be treated as "Benefits", for purposes of the annexed Agreement.


                         Jersey Central Power & Light Company

                  1. The severance payment benefit provided under Jersey Central Power & Light Company's Severance Procedure.

                  2. The excess pension benefit payable to James R. Leva pursuant to the amended Agreement dated August 1, 1996, between Jersey Central Power & Light Company and Mr. Leva.

                  3. All benefit amounts payable under the Jersey Central Power & Light Company Supplemental and Excess Benefits Plan.

                  4. All benefit amounts payable under the GPU System Companies Deferred Compensation Plan.

                  5. Awards for Performance Periods preceding and including Change in Control payable under the Incentive
          Compensation Plan for Elected Officers of Jersey Central Power & Light Company.

                  6. Cash equivalency payments for Restricted Units and Performance Units Awards, and non-deferred Performance Cash Incentive Awards, payable under the 1990 Stock Plan for Employees of GPU, Inc. and Subsidiaries.

                  7. Premiums on life insurance policies issued under Senior Executive Life Insurance Program, payable by Jersey Central Power & Light Company pursuant to Split Dollar Agreement with Dennis P. Baldassari.

                  8. The severance payment benefit payable to Dennis P. Baldassari provided under the Severance Agreement, dated August 1, 1996, between Mr. Baldassari, Jersey Central Power & Light Company and GPU, Inc.


                             Metropolitan Edison Company

                  1. The severance payment benefit provided under Metropolitan Edison Company's Severance Procedure.









                  2. All benefit amounts payable under the Metropolitan Edison Company Supplemental and Excess Benefits Plan.

                  3. All benefit amounts payable under the GPU System Companies Deferred Compensation Plan for Elected Officers.

                  4. Awards for Performance Periods preceding and including Change in Control payable under the Incentive
          Compensation Plan for Elected Officers of Metropolitan Edison
          Company.

                  5. Cash equivalency payments for Restricted Units and Performance Units Awards, and non-deferred Performance Cash Incentive Awards, payable under the 1990 Stock Plan for Employees of GPU, Inc. and Subsidiaries.

                  6. Premiums on life insurance policies issued under Senior Executive Life Insurance Program, payable by Metropolitan Edison Company pursuant to Split Dollar Agreement with Fred D. Hafer.


                            Pennsylvania Electric Company

                  1. The severance payment benefit provided under Pennsylvania Electric Company's Severance Procedure.

                  2. All benefit amounts payable under the Pennsylvania Electric Company Supplemental and Excess Benefits Plan.

                  3. All benefit amounts payable under the GPU System Companies Deferred Compensation Plan for Elected Officers.

                  4. Awards for Performance Period preceding Change in Control payable under the Incentive Compensation Plan for Elected Officers of Pennsylvania Electric Company.

                  5. Cash equivalency payments for Restricted Units and Performance Units Awards, and non-deferred Performance Cash Incentive Awards, payable under the 1990 Stock Plan for Employees of GPU, Inc. and Subsidiaries.

                  6. Premiums on life insurance policies issued under Senior Executive Life Insurance Program, payable by Pennsylvania Electric Company pursuant to Split Dollar Agreement with Robert
          L. Wise.

                  7. The severance payment benefit payable to Robert L. Wise provided under the Severance Agreement, dated August 1, 1996, between Mr. Wise, GPU Generation, Inc. and GPU, Inc.











                                  GPU Service, Inc.

                  1. The severance payment benefit provided under GPU Service Corporation's Severance Procedure.

                  2. The additional retirement pension and the supplemental pension payable to Ira H. Jolles pursuant to Sections 3 and 4 of the Agreement among GPU, Inc., GPU Service, Inc. and Mr. Jolles.

                  3.  The additional retirement pension payable to Philip
          C. Mezey pursuant to the Agreement among GPU, Inc., GPU Service, Inc. and Mr. Mezey.

                  4. The pension payable to Hazel R. O'Leary pursuant to the Agreement among GPU, Inc., GPU Service, Inc. and
          Mrs. O'Leary.

                  5. All benefit amounts payable under the GPU Service, Inc. Supplemental and Excess Benefits Plan.

                  6. All benefit amounts payable under the GPU System Companies Deferred Compensation Plan.

                  7. Awards for Performance Periods preceding and including Change in Control payable under the Incentive
          Compensation Plan for Elected Officers of GPU Service, Inc.

                  8. Cash equivalency payments for Restricted Units and Performance Units Awards, and non-deferred Performance Cash Incentive Awards, payable under the 1990 Stock Plan for Employees of GPU, Inc. and Subsidiaries.

                  9. Premiums on life insurance policies issued under Senior Executive Life Insurance Program, payable by GPU Service, Inc. pursuant to Split Dollar Agreements with Messrs. Leva, Jolles, Graham, Arnold, Donofrio and Mezey, and pursuant to Letter Agreements with Messrs. Kuhns and Dieckamp.

                  10. Supplemental pension payable to William G. Kuhns pursuant to the Agreement among GPU, Inc., GPU Service, Inc. and Mr. Kuhns.

                  11. The retirement annuity payable to James B. Liberman pursuant to the Agreement between GPU Service, Inc. and Mr. Liberman.

                  12. The supplemental pension payable to Herman Dieckamp pursuant to the Agreement among GPU, Inc., GPU Service, Inc. and Mr. Dieckamp.

                  13. Annuities payable to Messrs. Kuhns, Dieckamp and Condon under the Deferred Compensation Plan for Senior Officers of GPU Service, Inc.







                  14. The supplemental pension payable to Messrs. R. C. Arnold, J. G. Graham and I. H. Jolles pursuant to Agreements between GPU Service, Inc. and Messrs. Arnold, Graham and Jolles.

                  15. The severance payment benefit payable to Messrs. James R. Leva, R. C. Arnold, J. G. Graham and I. H. Jolles provided under the Severance Agreements, dated August 1, 1996, between GPU, Inc., GPU Service, Inc. and each of Messrs. Leva, Arnold, Graham and Jolles.

                  16. The severance payment benefit payable to Fred D. Hafer provided under the Severance Agreement, dated August 1, 1996, between Mr. Hafer, GPU Service, Inc. and GPU, Inc.


                                  GPU Nuclear, Inc.

                  1. The severance payment benefit provided under GPU Nuclear Inc.'s Severance Procedure.

                  2. All benefit amounts payable under the GPU Nuclear Inc. Supplemental and Excess Benefits Plan.

                  3. All benefit amounts payable under the GPU System Companies Deferred Compensation Plan.

                  4. Awards for Performance Periods preceding and including Change in Control payable under the Incentive
          Compensation Plan for Elected Officers of GPU Nuclear Inc.

                  5. Cash equivalency payments for Restricted Units and Performance Units Awards, and non-deferred Performance Cash Incentive Awards, payable under the 1990 Stock Plan for Employees of GPU, Inc. and Subsidiaries.

                  6. Premiums on life insurance policies issued under Senior Executive Life Insurance Program, payable by GPU Nuclear Inc. pursuant to Split Dollar Agreements with Philip R. Clark and Thomas G. Broughton.

                  7. The supplemental pension payable to Philip R. Clark pursuant to the Agreement between GPU Nuclear Inc. and Mr. Clark.

                  8. The severance payment benefit payable to Thomas G. Broughton provided under the Severance Agreement, dated August 1, 1996, between Mr. Broughton, GPU Nuclear Inc. and GPU, Inc.















                               GPU International, Inc.

                  1. All benefit amounts payable under the GPU Service, Inc. Supplemental and Excess Benefits Plan, as adopted by GPU International, Inc.

                  2. All benefit amounts payable under the GPU System Companies Deferred Compensation Plan.

                  3. Awards for Performance Periods preceding and including Change in Control payable under the Annual Performance Award Plan of GPU International, Inc.

                  4. Cash equivalency payments for Restricted Units and Performance Units Awards, and non-deferred Performance Cash Incentive Awards, payable under the 1990 Stock Plan for Employees of GPU, Inc. and Subsidiaries.

                  5. Premiums on life insurance policies issued under Senior Executive Life Insurance Program, payable by GPU
          International, Inc. pursuant to Split Dollar Agreement with Bruce
          L. Levy.

                  6. The severance payment benefit payable to Bruce L. Levy provided under the Severance Agreement, dated August 1, 1996, between Mr. Levy, GPU International, Inc. and GPU, Inc.
































          EXHIBIT C-1

                                   GPU RABBI TRUST
                               PARTICIPANT INFORMATION
                                                                SOCIAL
              NAME                     ADDRESS               SECURITY  No.

          Arnold         7 Fernwood Trail, PO Box 151        ###-##-####
                         Mountain Lakes, New Jersey 07046

          Baldassari     9 Willow Spring Drive               ###-##-####
                         Morristown, New Jersey 07960

          Broughton      7 Knoll Top Court                   ###-##-####
                         Denville, New Jersey 07834

          Clark          297 Morris Avenue                   ###-##-####
                         Mountain Lakes, New Jersey 07046

          Condon         Box 116 Young's Road                ###-##-####
                         Basking Ridge, New Jersey 07920

          Dieckamp       29 Crystal Road                     ###-##-####
                         Mountain Lakes, New Jersey 07046

          Donofrio       40 Longview Avenue                  ###-##-####
                         Randolph, New Jersey 07869

          Graham         21 Candace Lane                     ###-##-####
                         Chatham Township, New Jersey 07928

          Hafer          1730 Meadowlark Road                ###-##-####
                         Wyomissing, Pennsylvania 19610

          Jolles         610 West End Avenue                 ###-##-####
                         New York, New York 10024

          Kuhns          49 Creston Avenue                   ###-##-####
                         Tenafly, New Jersey 07670

          Leva           2 Ryan Court                        ###-##-####
                         Chester, New Jersey 07930

          Levy           5 Oak Ridge Court                   ###-##-####
                         Pomona, New York 10970

          Liberman       205 East 69th Street                ###-##-####
                         New York, New York 10021

          Mezey          46 Gatehouse Road                   ###-##-####
                         Bedminster, New Jersey 07921

          O'Leary        5610 Wisconsin Avenue PH20C         ###-##-####
                         Chevy Chase, Maryland 20815

          Wise           701 Tioga Street                    ###-##-####
                         Johnstown, Pennsylvania 15905




          EXHIBIT C-2


                                   GPU RABBI TRUST
                               SEVERANCE PLAN - 8/1/96


          TERMS OF PAYMENT:






          AMOUNT OF PAYMENT:




                                   Weeks          Base Pay       Payment
























          FORM/TIMING OF PAYMENT:  Lump sum.
















          EXHIBIT C-3


                                   GPU RABBI TRUST

                             INCENTIVE COMPENSATION PLAN


          TERM OF PAYMENT:





          AMOUNT OF PAYMENT:



                                                  Payment






















          FORM/TIMING OF PAYMENT:  Lump sum.



















          EXHIBIT C-4


                                   GPU RABBI TRUST
                         SENIOR EXECUTIVE LIFE INSURANCE PLAN


          TERMS OF PAYMENT:





          AMOUNT OF PAYMENT:



























          FORM/TIMING OF PAYMENT:  Lump sum payment on or before
                     of indicated year to the Life Insurance Company of Virginia.

















          EXHIBIT C-5


                                   GPU RABBI TRUST

                              DEFERRED COMPENSATION PLAN


          TERMS OF PAYMENT:





          PAYMENT SCHEDULE:

                                                  Balance


























          FORM/TIMING OF PAYMENT:   Lump sum amount on or before
                        of indicated year.
















          EXHIBIT C-6


                                   GPU RABBI TRUST

                                 EMPLOYEE STOCK PLAN


          TERMS OF PAYMENT:





          AMOUNT OF PAYMENT:




                                                   Gross-Up
                                   Balance        Percentage     Payment


























          FORM/TIMING OF PAYMENT:   Lump sum amount on or before_________
          ______________________.












                                     EXHIBIT C-7

                                   GPU RABBI TRUST

                          DEFERRED COMPENSATION PENSION PLAN


          TERMS OF PAYMENT: Each participant listed below is entitled to a monthly payment for his/her life with continuing payments to his/her beneficiary if he/she has elected a joint and survivor option.


          AMOUNT OF PAYMENT:


                                            AMOUNTS IN PAYMENT STATUS

                                   Monthly        Option
                                   Payment        Elected
          Beneficiary


















          FORM/TIMING OF PAYMENT:  On or before
          of each month the amount indicated above shall be paid to the participant or his beneficiary.



















          EXHIBIT C-8

                                   GPU RABBI TRUST

                                 SPECIAL PENSION PLAN


          TERMS OF PAYMENT: Each participant listed below is entitled to a monthly payment for his/her life with continuing payments to his/her beneficiary if he/she has elected a joint and survivor option.


          AMOUNT OF PAYMENT:


                                           AMOUNTS IN PAYMENT STATUS
                                   Monthly        Option
                                   Payment        Elected
          Beneficiary


















          FORM/TIMING OF PAYMENT:  On or before
          of each month the amount indicated above shall be paid to the participant or his beneficiary.




















          EXHIBIT C-9



                                   GPU RABBI TRUST

                           SUPPLEMENTAL AND EXCESS PENSIONS


          TERMS OF PAYMENT: Each participant listed below is entitled to a monthly payment for his/her life with continuing payments to his/her beneficiary if he/she has elected a joint and survivor option. The determination of amount payable is made in accordance with the Company's Excess and Supplemental Benefits Plan for Elected Officers.


          AMOUNT OF PAYMENT:


                                           AMOUNTS IN PAYMENT STATUS
                                   Monthly        Option
                                   Payment        Elected
          Beneficiary











                                      OTHER AMOUNTS

















          FORM/TIMING OF PAYMENT:  On or before
          of each month the amount indicated above shall be paid to the participant or his beneficiary.





          EXHIBIT C-10

                                   GPU RABBI TRUST

                        SUPPLEMENTAL PENSION AGREEMENT - MEZEY


          TERMS OF PAYMENT: Mr. Philip Mezey shall be entitled to a supplemental pension benefit in accordance with the retirement provisions contained in his employment agreement with GPU, Inc. (attached, amended 8/1/96, signed _______).


          AMOUNT OF PAYMENT:




















          FORM/TIMING OF PAYMENT:   On or before
          of each month the amount indicated above shall be paid to the participant or his beneficiary.
























          EXHIBIT C-11

                                   GPU RABBI TRUST

                       SUPPLEMENTAL PENSION AGREEMENT - JOLLES


          TERMS OF PAYMENT: Mr. Ira Jolles shall be entitled to a supplemental pension benefit in accordance with the retirement provisions contained in his employment agreement with GPU, Inc. and GPU Service, Inc. (attached, amended 8/1/96).


          AMOUNT OF PAYMENT:




















          FORM/TIMING OF PAYMENT:   On or before
          of each month the amount indicated above shall be paid to the participant or his beneficiary.
























          EXHIBIT C-12

                                   GPU RABBI TRUST

                             Severance Agreement Payment


          TERMS OF PAYMENT: Mr. [Name of Officer] shall be entitled to a severance payment benefit in accordance with the provisions contained in his severance agreement with [Company Name] and GPU, Inc. (attached, dated 8/1/96).


          AMOUNT OF PAYMENT:




















          FORM/TIMING OF PAYMENT:   On or before
          the amount indicated above shall be paid to the participant or his beneficiary.
























          EXHIBIT D

                          PARTICIPANT'S PAYMENT REQUEST FORM

               I, _______________________________________________, a
          Participant [or Beneficiary] in the GPU System Companies Master Executives' Benefits Protection Trust (the "Trust"), adopted September 1, 1995 and amended August 1, 1996, pursuant to
          Section 4.3(b) thereof, hereby request that [Name of Bank], as Trustee thereunder, make payment to me of the Benefits to which I am entitled as [Participant or Beneficiary] in accordance with the terms of the Trust Agreement and the following [Company Name]
          Plans:

                                   _______________________________

                                   _______________________________

                                   _______________________________

                                   _______________________________


          I hereby attest, certify and affirm that to the best of my knowledge and belief the following events, upon which entitlement to and payment of Benefits under said Plans is conditioned, have occurred:

                  [Insert Description of events that have occurred]

          I further attest, certify and affirm that [Name of Company] has not paid any of the Benefits claimed herein under said plans.

          I am [or The Participant was] ____ years of age, having been born on [Date of Birth]. I have been/was [or the Participant was] employed by [Name of Company] from [Date] to [Date]. The [Name of Company] records detailing my [his/her] compensation and the terms and conditions of employment, if any, are attached hereto and made a part hereof.

          Dated:_________________                _______________________
                                                 [Name of Participant]

                                                 _______________________

                                                 _______________________

                                                 [Address & Telephone No.]













          EXHIBIT E

                       REQUEST AND AUTHORIZATION FOR LITIGATION



               I,     _______________________________________________,    a
          Participant in the GPU System Companies Master Executives' Benefits Protection Trust (the "Trust"), adopted September 1, 1995 and amended August 1, 1996, pursuant to Section 5.3 (b) thereof, hereby request and authorize [Name of Bank], as Trustee thereunder, to institute and prosecute legal proceedings (the "Litigation"), on my behalf, against [Name of GPU System Company] to recover upon my claim against said company for unpaid benefits under [Name of Plan under which claim is asserted].

               It is understood that, pursuant to Section 5.3(e) of the Trust Agreement, I may revoke this authorization to prosecute or continue to prosecute such Litigation, at any time, upon written notification to the Trustee in the appropriate form.

          Dated:_________________             ___________________________
                                              [Name of Participant]
                                              ___________________________
                                              ___________________________
                                              ___________________________
                                              [Address & Telephone No.]



























          EXHIBIT F

                    REVOCATION OF AUTHORITY TO CONTINUE LITIGATION


               I,     _______________________________________________,    a
          Participant in the GPU System Companies Master Executives' Benefits Protection Trust (the "Trust"), adopted September 1, 1995 and amended August 1, 1996, pursuant to Section 5.3 (e) thereof, hereby revoke the authorization previously granted by me to [Name of Bank], as Trustee thereunder, to institute and prosecute legal proceedings (the "Litigation), on my behalf, against [Name of GPU System Company] for unpaid Benefits under [Name of Plan under which claim is asserted].

               I  hereby  notify  the Trustee  that  I  have  appointed and
          retained  [Name Attorney                  ] of [Address

                ] to represent me and my interests in such Litigation. I understand that the fees and expenses of my attorney in connection with the Litigation or otherwise shall be my sole responsibility and that neither me nor my attorney will be entitled to direct payment for any such fees or expenses out of the Trust fund or any portion thereof.


          Dated:_________________            ___________________________
                                             [Name of Participant]
                                             ___________________________
                                             ___________________________
                                             ___________________________
                                             [Address &  Telephone No.]



















